UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2026

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SUI GROUP HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

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Minnesota	001-41472	90-0316651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1907 Wayzata Blvd, Suite 205, Wayzata, MN	55391
(Address of principal executive offices)	(Zip Code)

(952) 479-1923

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SUIG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 Board of Directors Composition

On January 5, 2026, Joseph A. Geraci, II, Chief Financial Officer and a member of the Board of Directors (the “Board”) of Sui Group Holdings Limited (the “Company”), notified the Board of his decision to resign from the Board, effective as of January 5, 2026. Mr. Geraci does not serve on any committee of the Board. The decision by Mr. Geraci to resign from the Board did not arise from any disagreement with the Company on any matters relating to the Company’s operations, policies or practices. Mr. Geraci will continue to serve as the Company’s Chief Financial Officer and Board Observer.

On January 5, 2026, the Board appointed Mr. Brian Quintenz (“Mr. Quintenz”) to serve as a member of the Board, effective immediately. Mr. Quintenz will serve on the audit committee of the Board (the “Audit Committee”).

Brian D. Quintenz currently serves on the board of directors for Kalshi. Previously, he was the Head of Policy for a16z crypto, the crypto venture funds of Andreessen Horowitz. Previously, Mr. Quintenz was nominated by both Presidents Obama and Trump to be a Commissioner of the U.S. Commodity Futures Trading Commission. He was unanimously confirmed by the Senate on August 3, 2017, and was sworn into office on August 15, 2017, for the remainder of a five-year term expiring on April 15, 2020. Mr. Quintenz holds a Bachelor of Arts in Public Policy Studies from Duke University and an MBA from Georgetown McDonough School of Business.

Mr. Quintenz does not have any family relationships with any executive officer or director of the Company or with the Company’s independent registered public accounting firm, Boulay PLLP, and he is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As compensation for his services on the Board, Mr. Brian Quintenz will receive an annual director fee of $250,000 to be paid on a quarterly basis. In addition, the Company has agreed to grant to Mr. Quintenz warrants (the “Director Warrants”) to purchase 207,565 shares of the Company’s common stock (the “Common Stock”) at various prices per share of Common Stock as follows: (i) 83,026 shares of Common Stock at an exercise price of $5.420 per share of Common Stock; (ii) 41,513 shares of Common Stock at an exercise price of $5.962 per share of Common Stock; (iii) 41,513 shares of Common Stock at an exercise price of $6.504 per share of Common Stock; and (iv) 41,513 shares of Common Stock at an exercise price of $7.046 per share of Common Stock. The Director Warrants are exercisable for a period of five years. The Director Warrants will vest over a period of 24 months starting six months from the Issue Date (as defined therein) in four equal installments (being 25% every six months), subject to Mr. Quintenz (i) being a director of the Company at each respective vesting date and (ii) not having been legally and validly terminated or removed as a director pursuant to the Company’s bylaws and applicable law.

With Mr. Quintenz’s appointment, the Board is now composed of five directors, of which Mr. Dana Wagner, Mr. Howard Liszt and Mr. Quintenz are deemed by the Board to be “independent” under Nasdaq Listing Rules 5605(a)(2) and 5605(c)(2)(A).

Audit Committee Composition

               The appointment of Mr. Quintenz to the Audit Committee fills a previously disclosed vacancy. With Mr. Quintenz’s appointment, the Audit Committee is now composed of three directors, Mr. Dana Wagner, Mr. Howard Liszt and Mr. Quintenz, whom the Board has deemed to be “independent” under Nasdaq Listing Rule 5605(c)(2)(A).

On January 5, 2026, the Board also appointed Mr. Howard Liszt to serve as Chairman of the Audit Committee. The Board has determined that Mr. Liszt meets the audit committee financial sophistication requirements set forth in Nasdaq Listing Rule 5605(c)(2)(A).

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Nasdaq Listing Rule Compliance

As previously reported, on July 18, 2025, the Company received a letter from Nasdaq (the “Letter”) indicating that, following the death of Mr. Laurence S. Zipkin on July 9, 2025, who at the time of his death was an independent director of the Company, a member and chairman of its Corporate Governance and Nominating Committee, and a member of its Compensation Committee and Audit Committee, the Company no longer complied with Nasdaq Listing Rule 5605(b)(1), which requires that a majority of the Board of Directors of the Company consist of “independent directors” as defined by Nasdaq Listing Rule 5605(a)(2), and Nasdaq Listing Rule 5605(c)(2), which requires that the Audit Committee consist of at least three “independent directors.”

In the Letter, Nasdaq indicated that the Company was required to cure these deficiencies and evidence compliance prior to (a) its next annual shareholder meeting or July 9, 2026; or (b) if the next annual shareholder meeting is held before January 5, 2026, then no later than January 5, 2026.

On January 8, 2026, the Company received written notice from Nasdaq that the Company had regained compliance with Nasdaq Listing Rule 5605(b)(1) and Nasdaq Listing Rule 5605(c)(2).

Please refer to the Company’s Current Reports on Form 8-K dated July 22, 2025 for additional information.

Item 8.01 Other Events.

               On January 6, 2026, the Company issued a press release announcing the appointment of Mr. Quintenz to the Board and the Audit Committee and Mr. Liszt as chairman of the Audit Committee. A copy of the press release is furnished hereto as Exhibit 99.1.

Exhibit No.	Description
99.1	Press Release, dated January 6, 2026.
104	Cover Page Interactive Data File (formatted as inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUI GROUP HOLDINGS LIMITED

Date: January 8, 2026	By:	/s/ Douglas M. Polinsky
Douglas M. Polinsky
Chief Executive Officer

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